UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     June 28, 2005

CKE RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11313	33-0602639

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6307 Carpinteria Ave., Ste. A, Carpinteria, California	93013

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (805) 745-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 10.8

Item 1.01 Entry into a Material Definitive Agreement.

     (a) 2005 Omnibus Incentive Compensation Plan

     On June 28, 2005, at the Annual Meeting of Stockholders, the stockholders of CKE Restaurants, Inc. (the “Company”), approved the CKE Restaurants, Inc. 2005 Omnibus Incentive Compensation Plan (the “2005 Plan”). The purpose of the 2005 Plan is to: (i) further align the interests of employees and directors with those of the stockholders of the Company by providing incentive compensation opportunities tied to the performance of the common stock of the Company and by promoting increased ownership of the common stock of the Company by such individuals; and (ii) advance the interests of the Company and its stockholders by attracting, retaining and motivating key personnel.

     The 2005 Plan includes the following equity compensation awards: (i) incentive stock options; (ii) non-qualified stock options; (iii) restricted stock awards; (iv) unrestricted stock awards; (v) stock appreciation rights; and (vi) stock units. Participants in the 2005 Plan may be granted any one of the above equity awards or any combination thereof, as determined by the Board of Directors. Under the 2005 Plan, the Company may issue and sell a maximum of 2,500,000 shares of common stock under all restricted and unrestricted awards granted by the Company.

     The 2005 Plan will be administered by a committee comprised of no fewer than two members of the Board of Directors (the “Committee”). Subject to the express limitations of the 2005 Plan, the Committee will have the authority to determine the persons to whom, and the time or times at which, awards may be granted, the number of shares, units or other rights subject to each award, the exercise, base or purchase price of an award (if any), the time or times at which an award will become vested, exercisable or payable, the performance goals and other conditions of an award, the duration of the award and all other terms of the award. The Committee may prescribe, amend and rescind rules and regulations relating to the 2005 Plan. In addition, the Committee may delegate to one or more officers of the Company the ability to grant awards and to determine the terms and conditions of awards to certain employees, and the Committee may delegate to any appropriate officer or employee of the Company responsibility for performing certain ministerial functions under the 2005 Plan. Any person who is an employee of the Company or any affiliate thereof, any person to whom an offer of employment with the Company has been extended, or any person who is a non-employee director of the Company is eligible to be designated by the Committee to receive awards and become a participant under the 2005 Plan.

     The Committee may specify that the attainment of certain performance measures will determine the degree of granting, vesting and payout with respect to equity compensation awards that the Committee intends to qualify as performance based awards under Section 162(m) of the Internal Revenue Code. The Committee will choose the performance goals for the grant of such equity compensation awards from among the following performance measures: (i) earnings per share; (ii) economic value created; (iii) market share; (iv) net income; (v) operating income; (vi) adjusted net income after capital charge; (vii) return on assets; (viii) return on capital; (ix) return on equity; (x) return on investment; (xi) cash flow; (xii) operating margin; (xiii) share price; (xiv) share price growth; (xv) total stockholder return; and (xvi) strategic business criteria. Equity compensation awards that are not intended to qualify as performance based awards may be based on the above performance measures or such other performance measures as the Committee may determine.

     The 2005 Plan will terminate on March 22, 2015, the tenth anniversary of the date of its adoption by the Board of Directors. However, the Board of Directors may, in its discretion, terminate the 2005 Plan at an earlier date.

     The foregoing description of the 2005 Plan is qualified in its entirety by reference to the full text of the 2005 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (incorporating by reference therein Annex A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on May 20, 2005). A form of Stock Option Agreement, a form of Restricted Stock Award Agreement, a form of Stock Appreciation Rights Award Agreement, a form of Restricted Stock Unit Award

Agreement and a form of Stock Award Agreement used under the 2005 Plan are attached hereto as Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, and are hereby incorporated by reference.

     (b) Amendment to 1994 Employee Stock Purchase Plan

     On June 28, 2005, at the Annual Meeting of Stockholders, the stockholders of the Company approved an amendment to the CKE Restaurants, Inc. 1994 Employee Stock Purchase Plan (the “ESPP”). Under the ESPP, eligible employees of the Company may purchase shares of common stock of the Company on certain beneficial terms. The amendment increases the number of shares reserved for issuance under the ESPP by 1,000,500, bringing the total number of shares issuable thereunder to 3,907,500.

     The foregoing summary of the amendment to the ESPP is qualified in its entirety by reference to the full text of the ESPP, as amended, which is filed as Exhibit 10.7 to this Current Report on Form 8-K (incorporating by reference therein Annex B to the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on May 20, 2005).

     (c) Deferred Compensation Plan

     On June 28, 2005, the Board of Directors approved the CKE Restaurants, Inc. Deferred Compensation Plan (the “Plan”). The purpose of the Plan is to: (i) provide a capital accumulation opportunity to a select group comprised of management, highly compensated employees and non-employee directors of the Company by deferring compensation on a pre-tax basis; and (ii) attract and retain key employees and directors.

     The Plan will be administered by a committee appointed by the Board of Directors (the “Plan Committee”). The initial Plan Committee will be the compensation committee of the Board of Directors. Subject to the express limitations of the Plan, the Plan Committee will have the authority to make, amend, interpret and enforce all rules and regulations for the administration of the Plan and will decide or resolve all questions that may arise in the administration of the Plan, including, without limitation, interpretations of the Plan. Only a select group comprised of management, highly compensated employees and non-employee directors may participate in the Plan.

     Under the Plan, participants may elect to defer, on a pre-tax basis, a portion of their base salary (in an amount not to exceed eighty percent (80%)), quarterly or annual bonus (in an amount not to exceed one hundred percent (100%)), or, in the case of non-employee directors, annual stipend and meeting fees (in an amount not to exceed one hundred percent (100%)). Any amounts deferred by a participant will be credited to such participant’s deferred compensation account, a bookkeeping device utilized solely for the purpose of determining the benefits payable to a participant under the Plan. The Plan further states that the Company may make discretionary contributions to a plan participant’s deferred compensation account. Each plan participant will be vested in the amounts held in such plan participant’s deferred compensation account as follows: (i) one hundred percent (100%) vested at all times with respect to all amounts of deferred compensation; and (ii) vested as determined by the Board of Directors and the compensation committee of the Board of Directors with respect to all discretionary contributions made by the Company.

     The Plan provides that any amounts deferred under the Plan may not be distributed to a plan participant earlier than: (i) the plan participant’s separation from service with the Company; (ii) the plan participant’s retirement from the Company; (iii) the plan participant’s disability; (iv) the plan participant’s death; (v) the occurrence of a change in control; (vi) the occurrence of an unforeseeable emergency; or (vii) such other date as set forth in the plan participant’s deferral election, including a date that occurs prior to the plan participant’s separation from service with the Company. Any amounts distributed to a plan participant will be paid in a form specified by the plan participant, or in the form of either a lump sum payment in an amount equal to the plan participant’s deferred compensation account balance or equal annual installments of the plan participant’s deferred compensation account balance over a period not to exceed (i) fifteen (15) years in the case of a distribution on or after a plan participant’s attainment of the Normal Retirement Age set forth in the Plan or (ii) five (5) years in all other cases.

     The Board of Directors may partially or completely terminate the Plan at any time if, in its discretion, the Board of Directors determines that the continuance of the Plan would not be in the best interests of the Company.

     The foregoing description of the Plan is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.8 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 10.1	2005 Omnibus Incentive Compensation Plan (incorporated by reference to Annex A of the Company’s Definitive Proxy Statement on Schedule 14A filed May 20, 2005).

Exhibit 10.2	Form of Stock Option Agreement under the 2005 Omnibus Incentive Compensation Plan.

Exhibit 10.3	Form of Restricted Stock Award Agreement under the 2005 Omnibus Incentive Compensation Plan.

Exhibit 10.4	Form of Stock Appreciation Rights Award Agreement under the 2005 Omnibus Incentive Compensation Plan.

Exhibit 10.5	Form of Restricted Stock Unit Award Agreement under the 2005 Omnibus Incentive Compensation Plan.

Exhibit 10.6	Form of Stock Award Agreement under the 2005 Omnibus Incentive Compensation Plan.

Exhibit 10.7	1994 Employee Stock Purchase Plan, as amended (incorporated by reference to Annex B of the Company’s Definitive Proxy Statement on Schedule 14A filed May 20, 2005).

Exhibit 10.8	Deferred Compensation Plan.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKE RESTAURANTS, INC.
Date: June 28, 2005	/s/ Theodore Abajian
Theodore Abajian
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	2005 Omnibus Incentive Compensation Plan (incorporated by reference to Annex A of the Company’s Definitive Proxy Statement on Schedule 14A filed May 20, 2005).

10.2	Form of Stock Option Agreement under the 2005 Omnibus Incentive Compensation Plan.

10.3	Form of Restricted Stock Award Agreement under the 2005 Omnibus Incentive Compensation Plan.

10.4	Form of Stock Appreciation Rights Award Agreement under the 2005 Omnibus Incentive Compensation Plan.

10.5	Form of Restricted Stock Unit Award Agreement under the 2005 Omnibus Incentive Compensation Plan.

10.6	Form of Stock Award Agreement under the 2005 Omnibus Incentive Compensation Plan.

10.7	1994 Employee Stock Purchase Plan, as amended (incorporated by reference to Annex B of the Company’s Definitive Proxy Statement on Schedule 14A filed May 20, 2005).

10.8	Deferred Compensation Plan.